UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 17, 2004
                                                        -----------------

                               Globe Bancorp, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

        Louisiana                   0001136645                  72-1498296
        ---------                   ----------                  ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


      4051 Veterans Blvd., Suite 100
              Metairie, LA                                         70002
              ------------                                         -----
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (504) 887-0057
                                                           --------------

                                      N/A
       --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
           or Standard; Transfer of Listing.

(d) On December 16, 2004, Globe Bancorp, Inc. announced in a press release its intentions to file with the Securities and Exchange Commission its plans to terminate the Company's common stock registration under Section 12(g) of the Securities and Exchange Act of 1934. The Board of Directors, in a meeting on December 15, 2004, authorized the filing of a Form 15 to terminate registration of its common stock under the Securities Exchange Act of 1934 on December 17, 2004. Upon deregistration, Globe Bancorp's common stock will no longer be quoted on the OTC Bulletin Board. The Board's action is intended to reduce the costs and administrative burdens in connection with a public company status. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.


Exhibit No.    Description
-----------    ------------------------------------------------------------
   99.1        Press release dated December 16, 2004





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBE BANCORP, INC.
                                        -------------------
                                        Registrant

Date: December 17, 2004                 By: /s/ Mae H. Leaveau
                                           ---------------------------
                                           Mae H. Leaveau
                                           President and Chief Executive Officer

                                                                Exhibit No. 99.1
PRESS RELEASE
-------------


Contact information:
Globe Bancorp, Inc.
Joseph McCarthy, (504) 887-0057

Globe Bancorp, Inc. Announces Intention to Deregister Common Stock with the Securities and Exchange Commission

o METAIRIE, LA. --(BUSINESS WIRE)--December 16, 2004--Globe Bancorp today announced that it intends to file Form 15 on December 17, 2004 with the Securities and Exchange Commission to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934. The Company expects the deregistration to become effective within ninety (90) days of the filing with the SEC.

     As a result of the filing of the Form 15, the Company's obligation to file with the SEC certain reports and forms, including Forms 10-KSB, 10-QSB and 8-K, will immediately cease. The Company anticipates that its shares will be traded over the counter (OTC) on the Pink Sheets, but can make no assurances that any broker will continue to make a market in the Company's common stock. The "Pink Sheets" is a centralized quotation service that collects and publishes market maker quotes in real time, primarily through its web site, http://www.pinksheets.com/. .

     The Globe Bancorp, Inc. Board of Directors determined, after careful consideration, that the benefits of deregistering outweigh the advantages associated with operating as a reporting company. Several factors were considered by the Board of Directors in making this decision, including the following:

     The  elimination  of  disproportionately   large  costs,  both  direct  and
     indirect, associated with the preparation and filing of the Company's periodic reports with the SEC;

     The ability to improve communications with shareholders; The market value that the public markets are applying to the Company;

o The nature and extent of current trading in the Company's common stock, which is very limited;

o    The concentration of stock ownership in relatively few holders; and

o The lack of analysts' coverage and minimal liquidity for the Company's common stock.

According to Mae H Leaveau, President and CEO of the Company, "The Board believes that the decision to deregister is in the best interests of the Company and its stockholders to eliminate the administrative burden and costs and regulatory burden associated with being a reporting company."


Statements included in this press release that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "1995 Act"). The words "believe," "expect," "anticipate," "estimate," "guidance," "target" and similar expressions identify forward-looking statements. The Company cautions readers that forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements. Certain risks and uncertainties are identified from time to time in the Company's reports filed with the SEC. Some factors that could cause results to differ materially from those projected in the forward-looking statements include: market conditions, environmental remediation costs, pension expense and funding requirements, liquidation value of assets, and marketability of real estate and the market value and future liquidity of Globe Bancorp stock. The Company claims the protection of the safe harbor for forward-looking statements contained in the 1995 Act.

Globe Bancorp, Inc. was formed on March 12, 2001 as a Louisiana corporation. We are the holding company for Globe Homestead Savings Bank. Our offices are located at 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana 70002, and our telephone number is (504) 887-0057.